                                                                 Exhibit 10.13.3


List of Executive Officers of New England Business Service, Inc. (the "Company") who have entered into the Change in Control Severance Agreement, as amended, filed as Exhibit 10.13.1 and 10.13.2 to the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2003, and dates thereof:


Name                               Title                                             Date of Agreement
----                               -----                                             -----------------
George P. Allman                   Senior Vice President and                         August 2, 2001
                                   President, Distributor Sales

Jeffrey W. Angus                   Senior Vice President, Information                August 2, 2001
                                   Systems

David E. Berg                      Senior Vice President and                         July 1, 2003
                                   President, PremiumWear

John F. Fairbanks                  Senior Vice President and                         August 2, 2001
                                   President, Integrated Marketing
                                   Services

Daniel M. Junius                   Executive Vice President, Chief                   August 2, 2001
                                   Financial Officer & Treasurer

Richard T. Riley                   President and Chief                               August 2, 2001
                                   Operating Officer

Steven G. Schlerf                  Senior Vice President, Manufacturing              August 2, 2001
                                   and Technical Operations

Robert D. Warren                   Senior Vice President and                         August 2, 2001
                                   President, NESS Direct Marketing

Hedwig V. Whitney                  Senior Vice President, Human                      July 1, 2002
                                   Resources